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Delaware New Pacific Fund
Delaware Overseas Equity Fund



(Various photos demonstrating service and guidance, professional management and goals)


For International Diversification


service and guidance

professional management

goals

1999
Annual Report

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London
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A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

(Photo of computer keyboard)


(Photo of illustration from International Diversification Brochure)


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware Investments manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Fund Objectives
Delaware New Pacific Fund
To seek long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

Delaware Overseas Equity Fund
To maximize total return, principally through investments in an internationally diversified portfolio of equity securities.

Table of Contents

Letter to Shareholders              Page  1
Portfolio Managers' Review
   Delaware New Pacific Fund        Page  3
   Delaware Overseas Equity Fund    Page  5
Performance Summary                 Page  8
Statements of Net Assets            Page 10
Financial Highlights                Page 16

international
   diversification

tradition





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                                                            for international
                                                             diversification

                                                                    1
November 17, 1999






Dear Shareholder:



Overseas markets prospered this past year, as many international and emerging market economies bounced back from turbulence in the summer and fall of 1998. The U.S. Federal Reserve Board lowered domestic interest rates three times last autumn to increase liquidity in the U.S. Many nations worldwide, including the United Kingdom, New Zealand, Taiwan, Japan and Singapore followed with rate cuts of their own. This spurred the economic recovery of established and emerging international markets.
   Lower interest rates proved favorable for international and emerging market investors. Delaware New Pacific Fund, which invests primarily in companies located in Asia, provided a +58.52% return for the one-year period ending October 31, 1999 (for Class A shares at net asset value with all distributions reinvested). We believe your portfolio is poised to reap the benefits of continuing economic recovery in this area of the world.
   Delaware Overseas Equity Fund, which invests in both developed and emerging markets, provided positive, but less competitive performance for the year. Your Fund provided a +13.86% return for the one-year period, ending October 31, 1999 (for Class A shares at net asset value with all distributions reinvested).
   Emerging markets continue to recover from the volatility of last year. Asian economies, in general, have been improving as many governments implemented pro-business policy changes. Across the globe, Brazil successfully navigated rough waters after devaluing its national currency in January 1999. Developed markets have shown signs of significant improvement as well.


Annual Total Returns

                                               One Year Ended October 31, 1999
--------------------------------------------------------------------------------
Delaware New Pacific Fund A Class                        +58.52%
Morgan Stanley Pacific Index                             +51.88%
Lipper Pacific Region Fund Average (55 funds)            +64.79%
--------------------------------------------------------------------------------
Delaware Overseas Equity Fund                            +13.86%
MSCI EAFE Index                                          +23.37%
Lipper International Fund Average (591 funds)            +24.34%
--------------------------------------------------------------------------------

All performance shown above is based on net asset value without the effect of sales charges and assumes reinvestment of all distributions. See pages 8 and 9 for complete performance information for all classes. Performance for other Fund classes varies due to different expenses. The Morgan Stanley Pacific Index is an unmanaged measure of international stocks in established Pacific markets. The Lipper Pacific Region Fund Average represents a peer group of Pacific region mutual funds tracked by Lipper Analytical. The MSCI EAFE Index is an unmanaged measure of international stocks in established markets. The Lipper International Fund Average represents a peer group of international mutual funds tracked by Lipper Analytical. You cannot invest directly in an index. All returns are stated in U.S. dollars. Past performance does not guarantee future results.



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       2

   For some investors with holdings in international and emerging markets, it has probably been difficult to maintain a long-term perspective over the past few years. Although there are inherent short-term risks associated with international investing, such as currency and political risks, there can also be great financial opportunities over longer time periods.
   On the pages that follow, your Fund's portfolio management teams discuss in further detail Delaware New Pacific Fund's and Delaware Overseas Equity Fund's recent performance and outlook for the future.
   Investing in international and emerging markets adds a strong diversification component to your portfolio. Global markets have rebounded strongly from a difficult 1998 and we continue to see great potential for capital appreciation in this area. We hope that investors who have remained committed to this market will be rewarded in the future as they have been this past year. Thank you for your continued confidence in Delaware Investments.



Sincerely,



/s/   Wayne A. Stork
---------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds




/s/  David K. Downes
---------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds



INVESTING IN
INTERNATIONAL AND
EMERGING MARKETS
ADDS A STRONG
DIVERSIFICATION
COMPONENT TO YOUR
PORTFOLIO.

international
   investing





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                                                                diversification

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(Photo of computer keyboard)

Portfolio Managers' Review

Delaware New Pacific Fund
Jane Pickard
AIB Govett, Inc.
November 17, 1999


Overview
Markets in the Pacific Region have continued to rally throughout 1999. Stock markets made strong gains while currencies have generally been stable to strong. We attribute this sharp turnaround in the region's fortunes to a confluence of positive factors.
   In Japan, the signs of the economy having bottomed cannot be ignored. Although we think the country's first quarter gross domestic product of 1.9% is unlikely to be sustained, we believe their economic recession is over and that prospects for growth are improving (Source: Bloomberg). Consumer consumption indicators in Japan are beginning to rise despite a concurrent increase in unemployment. This suggests to us that low interest rates are finally having a positive impact. Strong performance in the small cap sector of the Japanese stock market, primarily driven by local individual investors is expected to benefit retail and property demand going forward (Source: Bloomberg).
   Other Asian macro economic news has also been extremely positive. Many experts had expected that Asia would follow a slow recovery, a "U" shaped move back to growth over a number of years. In reality many economies, especially Korea's, registered positive growth in the first quarter of 1999. Consumer consumption has been a key driver for recovery.
   The flow of positive news has been sufficient to counter the impact of higher U.S. interest rates, which has historically caused corrections in equity markets.
   Politics in this region have been in the news. The flare-up of tensions between India and Pakistan in the second quarter was a disappointing development. Pakistan's Supreme Court is just now agreeing to hear a constitutional petition next month against the army coup that toppled the government of Prime Minister Nawaz Sharif in October 1999. In Indonesia the elections passed relatively peacefully, although a month later there was still no final counting of the vote. Still, the elections are largely viewed as a positive sign that one of the most populous nations in the world is quickly moving towards a democratic system.

Investment Strategy
As of October 31, 1999, we have approximately 43% of the portfolio allocated to Japan, a sizeable weighting but a smaller percentage than our benchmark, the Morgan Stanley Pacific Index. Our underweight position is primarily a function of our belief that there are more attractive growth rates elsewhere in the region.
   The Fund has had about the same allocation to Australia as the index. Australia, in our opinion, has good quality industrial companies priced at fair value, but has better opportunities for capital appreciation in the resource and cyclical sector. As we expect global growth rates to trend upward, demand for overview



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        4

commodity products will outstrip supply and this sector of the market is expected to perform well.
   Until recently, your Fund has held no investments in Malaysia because we considered the political risk to be too high, especially since other markets offered equally attractive fundamentals. In addition, the Fund has no protective currency hedges in place as we believe that a reduction in debt will be sufficient to stabilize if not strengthen the individual currencies in the Pacific region.

Outlook
Macro economic indicators in the New Pacific region are improving. We actually believe that earnings forecasts are currently underestimating the potential impact of both volume growth and positive, widespread changes in corporate management.
   The environment under which companies operate in Asia today is radically different than that of the early 1990s. Competition has increased, foreign companies are present on an equal basis and political connections are far less important to managing businesses than in the past. In this environment management has little alternative but to run a focused business. Corporate restructuring is a decade long process, but the process has begun and we have already seen tremendous improvements.
   China is moving from being a perceived risk to financial markets to becoming a positive contributor. If China moves into a growth cycle, the benefits for the rest of the region are significant. China is a sizeable trade partner. The interest rate cut by the authorities on the mainland, coupled with strong first quarter domestic growth indicates that China has clearly shifted to an expansionary policy (Source: Bloomberg). Forecasts for Chinese GDP have been raised. Instead of a further decline in the growth rate, we now expect a stable outlook. Given that consumption makes up about 80% of the Chinese economy, low interest rates may well place it on a path to improving growth (Source:
Bloomberg).
   If both Japan and China resume a steady growth pattern into 2000, we believe the ground will be laid for a sustained period of out-performance from this region's stock markets. Whether this will happen remains an unknown at present, but the remainder of 1999 ought to provide an effective indication.


outlook

(Photo of couple talking to financial advisor)



Delaware New Pacific Fund Country Allocation
October 31, 1999

India                                    4.35%
Japan                                   42.92%
Hong Kong                                8.73%
Malaysia                                 2.37%
Singapore                                7.77%
South Korea                              7.43%
Thailand                                 3.26%
Other Investments                        6.85%
Cash, Other Assets & Liabilities        10.68%
Australia                                5.64%


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                                                                diversification

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Delaware Overseas
Equity Fund

Clive A. Gillmore
Senior Portfolio Manager and
Director of Delaware
International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisers Ltd.
November 17, 1999


Joshua A. Brooks
Senior Portfolio Manager
Delaware International Advisers Ltd.

(Photo of family on beach)

Overview
International markets performed relatively well during your Fund's fiscal 1999. We have seen strength in economies along the Pacific Rim and in Latin America, along with moderate growth in Europe and the United Kingdom. Your Fund benefited from this relative strength and provided a +13.86% return for the one-year period ended October 31, 1999 (for Class A shares at net asset value with all distributions reinvested).
   Unfortunately, Delaware Overseas Equity Fund did not keep pace with either its unmanaged benchmark, the MSCI EAFE Index, which returned +23.37% or its peers in the Lipper International Funds category, which had an average return of +24.34%.
   The Fund underperformed largely because of our strict adherence to a value-style approach to investing. We strive to select what we believe are healthy, undervalued companies with the potential to reach their full intrinsic value in the not too distant future. Over longer time periods, we believe this strategy will enable your Fund to deliver returns in line with its benchmarks, although it did not do so for this time period.



Investment Strategy
Delaware Overseas Equity Fund focuses on both developed nations as well as emerging nations. We are permitted to invest up to 40% of the Fund's assets in emerging market economies. Due to the compelling valuations and what we believe to be above-average growth potential available from these areas, we have slightly increased our holdings in emerging markets over the past fiscal year.
   Developed nations were the secondary story in terms of overall performance this past year. The European Union countries, including the United Kingdom, saw slow-to-moderate growth over the course of fiscal 1999. During the third and fourth quarter of your Fund's fiscal year, there was some reversal in the themes we saw in the first half of the year with the European currency. On January 1, 1999, Europe's Economic and Monetary Union (EMU) introduced a new unified currency, the "Euro." The EMU includes 11 of the 15 European Union Members--Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. After stumbling considerably in the first three months of 1999, the new currency recovered, but as of October 31, 1999 the Euro is still 10% below its initial level in January 1999 (Source: Bloomberg).

overview



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        6


   The European markets performed somewhat better from April 30, 1999 to October 31, 1999 after a slow start to your Fund's fiscal year, although performance varied significantly by country. Of the main markets, France was a standout performer for your Fund, buoyed by the corporate activity in the financial sector and also the proposed takeover of Elf Aquitaine by Total Fina in the oil sector. We have seen generally better economic figures coming out of Europe with industrial production, GDP and consumer confidence all improving as of October 31, 1999. Stock valuations within Europe are selectively reasonable; we believe Spain, the Netherlands and the United Kingdom offer good value. We did not invest significantly in Eastern European nations during your Fund's fiscal year. They were dragged down by economic depression in Germany and also Russia.
   The developed Pacific markets provided mixed returns over the fiscal year as compared to the favorable returns provided by the emerging markets nations in the Pacific region. The best performing developed market was Japan, which posted flat gains for the year after two years of negative returns. The latest economic figures released in Japan indicate that a nascent recovery is underway, fueled by the huge fiscal stimulus that the government has provided. The other Asian markets fell as there were fears that the dramatic appreciation of the yen would lead Japan's economy downward again. We continue to believe that stock valuations in Japan remain expensive and that the profitability of Japanese corporations will only improve with full-scale corporate restructuring.
   In emerging market nations, the turmoil of 1998 created numerous value investment opportunities. Central banks around the globe lowered domestic interest rates in 1998, producing needed liquidity in international markets. This enabled many nations to begin their economic recoveries. In several Asian economies, political reform, policy changes and corporate restructuring resulted in growing GDP, falling interest rates and a slight increase in consumer spending.
   Our search for stocks that sell below a company's true value has led us to commodity companies in South Africa. We continue to hold Sappi Limited, a paper producer, and Iscor, a steel and oil producer. These stocks have recovered nicely over the course of fiscal 1999. They have been aided by a more positive attitude toward commodities on the part of international investors due to improvement in global economic prospects.
   Another attractive area for us is Brazil. This nation's government faced severe financial difficulties in the past and, as a result, devalued its national currency in January 1999. Most corporations in this country maintain healthy balance sheets and many offer growth potential for the coming year even though the economy appears to be facing recession. Another bright spot for Delaware Overseas Equity Fund was Mexico. Because it is tied closely to the strategy

(Photo of glasses, pen & keyboard)



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                                                                diversification

                                                                       7

U.S. economy, this nation's economy has fared better than many of its Latin American and South American neighbors.
   There are, however, some emerging economies that we have shied away from or approached with caution. South Korea has been a strong performer this past winter, but we have chosen to underweight it. Although the government is promoting economic reform, we believe that due to the excessive debts of most companies in the market, investing in securities in this area may involve undue risk in the months ahead.
   In the Pacific region, we have chosen, instead, to focus on emerging Asian economies like China. The Chinese stocks which attract us are those with strong balance sheets (high net cash levels in several cases) and genuine businesses, such as toll roads and railways.

Outlook
Looking forward to the first half of fiscal 2000, we plan to maintain our focus in the following areas:
o Continue to concentrate on the emerging markets arena. We have already seen significant capital appreciation in this area and we believe that we will be able to benefit further as these economies continue to recover.
o Remain underweighted in Japan compared to the MSCI EAFE Index. We have, however, not counted out Japan altogether. Their companies are slowly restructuring and refocusing on profits and shareholders. We might see better opportunities unfold in Japan over the next six months to a year.
o Center our attention on the long-term fundamental value of the positions we currently hold. It is our opinion that your Fund is currently well positioned to reap the benefits of improving international economies.

By focusing on these objectives, we believe we are in a solid position to provide attractive total return consistent with our prudent investment style.

outlook



Delaware Overseas Equity Fund Country Allocation
October 31, 1999

Spain                                         3.96%
Japan                                         8.76%
China & Hong Kong                             3.89%
Germany                                       7.23%
France                                        6.80%
Australia & New Zealand                      10.81%
Netherlands & Belgium                         5.63%
Other Investments                             5.81%
South Africa, Egypt & Turkey                  6.08%
United Kingdom                               16.85%
Other Pacific Rim                             5.41%
Latin America                                 9.99%
Cash, Other Assets & Liabilities              8.78%



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        8

Performance Summary


Delaware New Pacific Fund's
Lifetime Performance

Performance of a $10,000 Investment
December 3, 1993 through October 31, 1999

                            Morgan Stanley       Delaware New Pacific
                             Pacific Index          Fund Class A
                             -------------          ------------
Dec. 93                         $10,000               $9,425
Oct. 94                         $11,887               $9,849
Oct. 95                         $10,576               $8,471
Oct. 96                         $10,947               $9,170
Oct. 97                         $ 8,809               $7,231
Oct. 98                         $ 7,602               $4,567
Oct. 99                         $11,546               $7,239



Chart assumes $10,000 invested on December 3, 1993, and includes the effect of a 5.75% maximum front-end sales charge and reinvestment of all distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future results. The Morgan Stanley Pacific Index is an unmanaged measure of international stocks in established Pacific markets. You cannot invest directly in an index.


Delaware New Pacific Fund Performance
--------------------------------------------------------------------------------
Average Annual Returns through October 31, 1999

                                          Lifetime     Five Years    One Year
Class A (Est. 12/3/93)
   Excluding Sales Charge                  -4.37%        -5.97%      +58.52%
   Including Sales Charge                  -5.32%        -7.08%      +49.38%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                  -4.51%        -6.59%      +57.08%
   Including Sales Charge                  -4.68%        -6.95%      +52.08%
--------------------------------------------------------------------------------
Class C (Est. 5/10/94)
   Excluding Sales Charge                  -5.14%        -6.64%      +57.14%
   Including Sales Charge                  -5.14%        -6.64%      +56.14%

Returns reflect investment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. Class B and C results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a 5.75% front-end sales charge and a 12b-1 fee.
Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, five-year and one-year periods ended 10/31/99, for Delaware New Pacific Fund's Institutional Class were -5.85%, -5.52% and +59.06%, respectively. The Institutional Class was made available without sales charges only to certain eligible institutional accounts on 2/3/94.

Expense limitations were in effect during these periods. Performance would have been lower had the expense limitations not been in effect.

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                                                                diversification

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Delaware Overseas Equity Fund's
Lifetime Performance

Performance of a $10,000 Investment
December 3, 1993 through October 31, 1999
                                                  Delaware Overseas
                            MSCI EAFE Index      Equity Fund Class A
                            ---------------      -------------------
Dec. 93                          $10,000              $ 9,425
Oct. 94                          $11,276              $10,387
Oct. 95                          $11,268              $10,783
Oct. 96                          $12,485              $11,743
Oct. 97                          $13,099              $12,652
Oct. 98                          $14,403              $11,013
Oct. 99                          $17,769              $12,540

Chart assumes $10,000 invested on December 3, 1993, and includes the effect of a 5.75% maximum front-end sales charge and reinvestment of distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future results. The MSCI EAFE Index is an unmanaged measure of international stocks in established markets. You cannot invest directly in an index.

Delaware Overseas Equity Fund Performance
Average Annual Returns through October 31, 1999

                                      Lifetime   Five Years   One Year
----------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge              +4.95%      +3.84%      +13.86%
   Including Sales Charge              +3.90%      +2.62%       +7.27%
----------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge              +3.53%      +3.09%      +12.98%
   Including Sales Charge              +3.42%      +2.86%       +8.75%
----------------------------------------------------------------------
Class C (Est. 5/10/94)
   Excluding Sales Charge              +3.63%      +3.08%      +13.08%
   Including Sales Charge              +3.63%      +3.08%      +12.23%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results. B and C class results excluding sales charge assume either contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a maximum 5.75% front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average annual total returns for the lifetime, five-year and one-year periods ended 10/31/99, for Delaware Overseas Equity Fund's Institutional Class were +4.31%, +3.90% and +14.30%, respectively. The Institutional Class was made available without sales charges only to certain eligible institutional accounts on 2/3/94.

Expense limitations were in effect during these periods. Performance would have been lower had the expense limitations not been in effect.



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10 for international diversification

Financial Statements

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE NEW PACIFIC FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1999
________________________________________________________________________________
                                                           NUMBER     MARKET
                                                         OF SHARES     VALUE
                                                 -------------------------------
 COMMON STOCK - 86.14%
 AUSTRALIA - 5.64%
 Australia & New Zealand Banking Group ...........          27,000  $  177,895
 Broken Hill Proprietary .........................          15,000     154,773
 CSR .............................................          70,000     156,871
 Orica ...........................................          39,000     205,835
*Pasminco ........................................         117,300     112,019
 Telstra .........................................          28,500     144,739
 WMC .............................................          42,000     179,955
                                                                    ----------
                                                                     1,132,087
                                                                    ----------
 HONG KONG - 8.73%
 Cable & Wireless Telecom ........................          90,000     205,651
*China Telecom ...................................          86,000     294,490
 Dah Sing Financial ..............................          53,600     213,903
 Henderson Land Development ......................          64,000     291,658
 HSBC Holdings ...................................          14,800     177,665
 Hutchison Whampoa ...............................          13,000     130,536
 Jardine Matheson ................................          36,000     154,800
 South China Morning Post ........................         234,000     170,198
 Sun Hung Kai Properties .........................          14,000     113,092
                                                                    ----------
                                                                     1,751,993
                                                                    ----------
 INDIA - 4.35%
 Hindalco Industries, GDR ........................          11,040     234,048
 ICICI, GDR ......................................           6,170      69,258
 I.T.C., GDR .....................................           7,000     132,650
 Mahanagar Telephone Nigam, GDR ..................          12,500     104,063
 PT Hanjaya Mandala Sampoerna ....................          60,000     139,780
 Videsh Sanchar Nigam, GDR .......................          12,110     193,457
                                                                    ----------
                                                                       873,256
                                                                    ----------
 JAPAN - 42.92%
 DDI .............................................              36     393,915
 Densei-Lambda K.K. ..............................           4,500     215,962
 Denso ...........................................          20,000     428,085
 Fujitsu .........................................          16,000     482,219
 Hikari Tsushin ..................................             500     402,649
 Ito-Yokado ......................................           5,000     400,250
 Kao .............................................          11,000     335,749
 Mitsubishi ......................................          44,000     316,744
 Mitsui Fudosan ..................................          57,000     426,194
 Nichido Fire & Marine ...........................          31,000     190,728
 Nifco ...........................................             800      10,297
 Nippon Express ..................................          47,000     332,927
 Nippon Telegraph & Telephone ....................              13     199,645
 NTT Mobile Communications .......................              20     531,746
 Omron ...........................................          21,000     439,411
 Orix ............................................           3,400     456,880
 Ricoh ...........................................          28,000     457,148

________________________________________________________________________________
                                                           NUMBER     MARKET
                                                         OF SHARES     VALUE
                                                 -------------------------------
 COMMON STOCK (CONTINUED)
 JAPAN (CONTINUED)
 Sakura Bank, (The) ..............................          46,000  $  395,604
 Shohkoh Fund ....................................             600     367,423
 Softbank ........................................           1,000     415,607
 Takeda Chemical Industries ......................           9,000     517,445
 Trend Micro .....................................           4,500     894,082
                                                                    ----------
                                                                     8,610,710
                                                                    ----------
 MALAYSIA - 2.37%
 Commerce Asset-Holding Berhad ...................          78,000     172,421
 Perusahaan Otomobil Nasional ....................          38,000      70,000
 Resorts World Berhad ............................          81,000     232,342
                                                                    ----------
                                                                       474,763
                                                                    ----------
 PHILIPPINES - 1.78%
 Far East Bank & Trust ...........................           3,827       6,537
 Manila Electric .................................          32,000      87,781
 Metropolitan Bank & Trust .......................          10,670      79,825
 Philippine Long Distance, ADR ...................           4,600      94,588
 San Miguel ......................................          61,600      89,097
                                                                    ----------
                                                                       357,828
                                                                    ----------
 SINGAPORE - 7.77%
 DBS Group .......................................          50,935     576,160
 Fraser & Neave ..................................          70,000     299,037
 Keppel ..........................................         115,000     312,756
 Sembcorp Industries .............................              26          33
 Singapore Airlines ..............................          18,810     199,191
 Singapore Press Holdings ........................          10,000     171,480
                                                                    ----------
                                                                     1,558,657
                                                                    ----------
 SOUTH KOREA - 7.43%
*Housing & Commercial Bank .......................           8,287     219,006
*Hyundai Motor ...................................           6,000     105,544
*Korea Telecom, ADR ..............................           8,000     282,000
 L.G. Chemical ...................................           9,978     301,960
 Pohang Iron & Steel .............................           2,160     267,087
 Samsung Electronics .............................           1,895     315,965
                                                                    ----------
                                                                     1,491,562
                                                                    ----------
 TAIWAN - 1.89%
 Asustek Computer ................................          17,226     180,840
 China Steel .....................................         257,250     197,885
                                                                    ----------
                                                                       378,725
                                                                    ----------
 THAILAND - 3.26%
*Advanced Information Service ...................           13,000     151,456
*Bangkok Expressway Public ......................          196,200      96,513
*National Finance & Securities ..................           94,500      36,087
*PTT Exploration & Production ...................           14,500     105,864

DELAWARE NEW PACIFIC FUND
STATEMENT OF NET ASSETS (CONTINUED)
________________________________________________________________________________
                                                           NUMBER     MARKET
                                                         OF SHARES     VALUE
                                                 -------------------------------
COMMON STOCK (Continued)
THAILAND (Continued)
*Thai Farmers Bank ..............................          101,500  $  143,217
 Total Access Communication .....................           49,800     120,516
                                                                    ----------
                                                                       653,653
                                                                    ----------
 Total Common Stock (cost $13,115,671) ..........                   17,283,234
                                                                    ----------
 INVESTMENT COMPANIES - 3.18%
*Taipei Fund ....................................               70     637,000
                                                                    ----------
 Total Investment Companies (cost $637,053) .....                      637,000
                                                                    ----------

                                                         Principal
                                                           Amount
                                                         ---------
 REPURCHASE AGREEMENTS - 7.34%
 With Chase Manhattan 5.20% 11/1/99 (dated
   10/29/99, collateralized by $478,000 U.S.
   Treasury Notes 6.125% due 12/31/01,
   market value $489,083) .......................         $477,000     477,000
 With J.P. Morgan Securities 5.20% 11/1/99
   (dated 10/29/99, collateralized by $344,000
   U.S. Treasury Notes 5.625% due 5/15/01,
   market value $351,082 and $153,000 U.S.
   Treasury Notes 6.50% due 8/31/01,
   market value $156,747) .......................          498,000     498,000
 With PaineWebber 5.20% 11/1/99 (dated 10/29/99,
   collateralized by $172,000 U.S. Treasury
   Notes 6.25% due 10/31/01, market value
   $178,234 and $323,000 U.S. Treasury Notes
   6.25% due 2/15/03, market value $329,701) ....          498,000     498,000
                                                                    ----------
 Total Repurchase Agreements
   (cost $1,473,000).........................................        1,473,000
                                                                    ----------

 TOTAL MARKET VALUE OF SECURITIES - 96.66%
   (COST $15,225,724)........................................      $19,393,234
 RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 3.34%.....          671,063
                                                                   -----------
 NET ASSETS APPLICABLE TO 2,754,763 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00%...................      $20,064,297
                                                                   ===========
                                            for international diversification 11

NET ASSET VALUE - DELAWARE NEW PACIFIC FUND A CLASS
   ($12,113,304 / 1,668,385 SHARES) ............................         $7.26
                                                                         =====
NET ASSET VALUE - DELAWARE NEW PACIFIC FUND B CLASS
   ($5,653,643 / 772,134 SHARES) ...............................         $7.32
                                                                         =====
NET ASSET VALUE - DELAWARE NEW PACIFIC FUND C CLASS
   ($1,093,385 / 152,865 SHARES) ...............................         $7.15
                                                                         =====
NET ASSET VALUE - DELAWARE NEW PACIFIC FUND INSTITUTIONAL CLASS
   ($1,203,965 / 161,379 SHARES) ...............................         $7.46
                                                                         =====

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common stock, $0.01 par value, 70,000,000 shares authorized to the Fund with 20,000,000 shares allocated to the Delaware
   New Pacific Fund A Class, 20,000,000 shares allocated to the
   Delaware New Pacific Fund B Class, 15,000,000 shares
   allocated to the Delaware New Pacific Fund C Class and
   15,000,000 shares allocated to the Delaware New Pacific
   Fund Institutional Class ....................................   $21,149,648
Accumulated net realized loss on investments ...................    (5,244,500)
Net unrealized appreciation of investments and foreign currencies    4,159,149
                                                                   -----------
Total net assets ...............................................   $20,064,297
                                                                   ===========
----------------------
*Non-income producing security

ADR - American Depository Receipt
GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE NEW PACIFIC FUND
Net asset value A Class (A) ....................................         $7.26
Sales charge (5.75% of offering price or 6.06% of the amount
   invested per share) (B) .....................................          0.44
                                                                         -----
Offering price .................................................         $7.70
                                                                         =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

12 for international diversification

DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE OVERSEAS EQUITY FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1999
________________________________________________________________________________
                                                           NUMBER     MARKET
                                                         OF SHARES     VALUE
                                                 -------------------------------
 COMMON STOCK - 88.75%
 ARGENTINA - 0.68%
 Central Puerto SA, Class B .........................        8,000    $ 13,366
 Transportadora De Gas Series B .....................        6,700      11,060
                                                                   -----------
                                                                        24,426
                                                                   -----------
 AUSTRALIA - 8.02%
 Amcor ..............................................       14,000      61,081
 CSR ................................................       27,000      60,507
 Foster's Brewing Group .............................       24,000      63,685
 National Australia Bank ............................        4,400      67,790
 Orica ..............................................        6,500      34,306
                                                                   -----------
                                                                       287,369
                                                                   -----------
 BELGIUM - 0.72%
 Electrabel SA ......................................           78      25,780
                                                                   -----------
                                                                        25,780
                                                                   -----------
 BRAZIL - 4.20%
 Aracruz Celulose SA, ADR ...........................        1,500      30,750
 Centrais Electric Series B, GDR ....................          400      12,705
 Companhia Energetica de Minas Gerais, ADR ..........        1,167      16,680
 Companhia Paranaense de Energia-Copel, ADR .........        3,600      23,850
 Rossi Residential, GDR .............................       16,600      15,732
 Telebras, ADR ......................................          500          23
 Unibanco, GDR ......................................        1,320      30,525
 Usiminas Siderurg Minas, ADR .......................        5,600      20,397
                                                                   -----------
                                                                       150,662
                                                                   -----------
 CHILE - 1.01%
 Administradora de Fondos de Pensiones
   Provida SA, ADR ..................................        1,400      24,150
 Empresa Nacional Electricidad SA, ADR ..............          931      11,870
                                                                   -----------
                                                                        36,020
                                                                   -----------
 CHINA - 1.84%
 First Tractor ......................................       42,000       7,678
 Guangdong Kelon Electric Holding ...................       30,000      26,648
 Guangshen Railway ..................................      140,000      16,040
 Shenzhen Expressway ................................      106,000      15,829
                                                                   -----------
                                                                        66,195
                                                                   -----------
 CROATIA - 0.44%
 Zagrebacka Banka, GDR ..............................        1,775      15,753
                                                                   -----------
                                                                        15,753
                                                                   -----------
 EGYPT - 0.41%
*Paints & Chemical, GDR .............................        2,300      14,548
                                                                   -----------
                                                                        14,548
                                                                   -----------
 ESTONIA - 0.54%
 EESTI Telekom, GDR .................................          461       7,307
*EESTI Uhispank, GDR ................................        2,890      12,066
                                                                   -----------
                                                                        19,373
                                                                   -----------

________________________________________________________________________________
                                                           NUMBER     MARKET
                                                         OF SHARES     VALUE
                                                 -------------------------------
 COMMON STOCK (CONTINUED)
 FRANCE - 6.80%
 Compagnie de Saint Gobain ...........................         432    $ 75,126
 Societe Generale ....................................         300      65,450
 Total Fina ..........................................         760     102,929
                                                                   -----------
                                                                       243,505
                                                                   -----------
 GERMANY - 7.23%
 Bayer ...............................................       1,600      65,598
 Bayerische Hypo-und Vereinsbank .....................         840      54,890
 Rheinisch Westfaelisches Elektric ...................         860      35,395
 Siemens .............................................       1,150     103,024
                                                                   -----------
                                                                       258,907
                                                                   -----------
 HONG KONG - 2.05%
 Hong Kong Electric ..................................      24,000      73,378
                                                                   -----------
                                                                        73,378
                                                                   -----------
 HUNGARY - 0.63%
*Gedeon Richter, GDR .................................         500      22,450
                                                                   -----------
                                                                        22,450
                                                                   -----------
 INDIA - 1.74%
*ICICI, ADR ..........................................         292       3,285
 Larsen & Toubro, GDR ................................         700      15,190
 Mahanagar Telephone Nigam, GDR ......................       1,400      11,655
 Videsh Sanchar Nigam 144A, GDR ......................         660      10,544
 Videsh Sanchar Nigam, GDR ...........................       1,370      21,886
                                                                   -----------
                                                                        62,560
                                                                   -----------
 ISRAEL - 0.42%
 ECI Telecommunications ..............................         520      15,080
                                                                   -----------
                                                                        15,080
                                                                   -----------
 JAPAN - 8.76%
 Eisai ...............................................       2,000      54,998
 Hitachi .............................................       6,000      64,904
 Koito Manufacturing .................................       6,000      34,496
 Matsushita Elecric Industrial .......................       4,000      84,273
 West Japan Railway ..................................          18      75,155
                                                                   -----------
                                                                       313,826
                                                                   -----------
 MALAYSIA - 3.22%
 Petronas Dagangan Berhad ............................      30,000      30,158
 Resorts World Berhad ................................      18,000      51,632
 Sime Darby Berhad ...................................      28,000      33,453
                                                                   -----------
                                                                       115,243
                                                                   -----------
 MEXICO - 1.90%
 Alfa SA de CV, Class A ..............................       5,400      20,585
 Cemex SA, Class B ...................................       7,500      33,498
 Vitro SA, ADR .......................................       3,500      13,781
                                                                   -----------
                                                                        67,864
                                                                   -----------
 NETHERLANDS - 4.91%
 Elsevier - CVA ......................................       4,500      42,827
 Koninklijke Van Ommeren .............................       1,300      49,051
 Royal Dutch Petroleum ...............................       1,400      83,854
                                                                   -----------
                                                                       175,732
                                                                   -----------

DELAWARE OVERSEAS EQUITY FUND
STATEMENT OF NET ASSETS (CONTINUED)
________________________________________________________________________________
                                                           NUMBER     MARKET
                                                         OF SHARES     VALUE
                                                 -------------------------------
 COMMON STOCK (CONTINUED)
 NEW ZEALAND - 2.79%
 Carter Holt Harvey ..................................      28,000     $35,459
 Telecom Corporation of New Zealand ..................      16,000      64,352
                                                                   -----------
                                                                        99,811
                                                                   -----------
 PERU - 1.11%
 Creditcorp, ADR .....................................       2,420      25,713
 Telefonica del Peru SA, ADR .........................       1,200      13,875
                                                                   -----------
                                                                        39,588
                                                                   -----------
 ROMANIA - 0.03%
 Banco Turco Romana SA, GDR ..........................         128         899
                                                                   -----------
                                                                           899
                                                                   -----------
 RUSSIA - 0.63%
*Gazprom, ADR ........................................       1,000       7,525
 Lukoil Holding, ADR .................................         300       9,504
 Mosenergo, ADR ......................................       1,950       5,363
                                                                   -----------
                                                                        22,392
                                                                   -----------
 SOUTH AFRICA - 4.50%
 Amalgamated Banks of South Africa ...................       4,373      17,838
 Edgars Stores .......................................         816       7,975
 Iscor ...............................................      85,500      33,134
 Sanlam ..............................................      20,000      22,959
 Sappi ...............................................       5,000      41,439
 Sasol ...............................................       5,500      37,882
                                                                   -----------
                                                                       161,227
                                                                   -----------
 SOUTH KOREA - 0.93%
 Pohang Iron & Steel, ADR ............................       1,000      33,375
                                                                   -----------
                                                                        33,375
                                                                   -----------
 SPAIN - 3.96%
 Iberdrola SA ........................................       4,300      62,813
*Telefonica de Espana SA .............................       4,803      79,172
                                                                   -----------
                                                                       141,985
                                                                   -----------
 TAIWAN 0.47%
 Yageo, GDR ..........................................       3,108      16,706
                                                                   -----------
                                                                        16,706
                                                                   -----------
 THAILAND - 0.79%
*Hana Microelectronics ...............................       8,000      28,168
                                                                   -----------
                                                                        28,168
                                                                   -----------
 TURKEY - 1.17%
*Efes Sinai Yatirim, ADR ............................       12,999      10,724
*Efes Sinai Yatirim Holding ..........................     467,740       4,038
 Koc Holdings AS .....................................     269,200      27,157
                                                                   -----------
                                                                        41,919
                                                                   -----------
 UNITED KINGDOM - 16.85%
 Bass ................................................       5,357      58,594
 Blue Circle Industry ................................      15,000      69,945
 Boots ...............................................       5,800      59,719
 British Airways .....................................       9,600      49,659
 GKN .................................................       7,300     117,128
 Glaxo Wellcome ......................................       3,000      88,621
 Powergen ............................................       6,900      60,660
 Rio Tinto ...........................................       3,600      61,641
                                            for international diversification 13

________________________________________________________________________________
                                                           NUMBER     MARKET
                                                         OF SHARES     VALUE
                                                 -------------------------------
 COMMON STOCK (CONTINUED)
 UNITED KINGDOM (CONTINUED)
 Taylor Woodrow .......................................     16,000  $   37,632
                                                                   -----------
                                                                       603,599
                                                                   -----------
 Total Common Stock (cost $3,300,634) .................              3,178,340
                                                                   -----------
 INVESTMENT COMPANIES - 1.38%
*India Fund, (The) ....................................      4,000      49,500
                                                                   -----------
 Total Investment Companies (cost $25,240) ............                 49,500
                                                                   -----------
 PREFERRED STOCK - 1.09%
 Telebras, ADR Preferred Block ........................        500      38,938
                                                                   -----------
 Total Preferred Stock (cost $33,559) .................                 38,938
                                                                   -----------

                                                         Principal
                                                          Amount
                                                         ---------
 REPURCHASE AGREEMENTS - 6.65%
 With Chase Manhattan 5.20% 11/1/99 (dated
   10/29/99, collateralized by $79,000 U.S.
   Treasury Notes 6.125% due 12/31/01,
   market value $80,215) .............................     $78,000      78,000
 With J.P. Morgan Securities 5.20% 11/1/99
   (dated 10/29/99, collateralized by $56,000
   U.S. Treasury Notes 5.625% due 5/15/01,
   market value $56,736 and $25,000 U.S.
   Treasury Notes 6.50% due 8/31/01, market
   value $25,326) ....................................      80,000      80,000
 With PaineWebber 5.20% 11/1/99 (dated
   10/29/99, collateralized by $28,000 U.S. Treasury
   Notes 6.25% due 10/31/01, market value $28,798 and
   $52,000 U.S. Treasury Notes 6.25% due 2/15/03,
   market value $53,272) .............................      80,000      80,000
                                                                   -----------
 Total Repurchase Agreements
   (cost $238,000) ...................................                 238,000
                                                                   -----------
 TOTAL MARKET VALUE OF SECURITIES - 97.87%
   (COST $3,597,433) ..........................................     $3,504,778
 RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 2.13%.......         76,411
                                                                   -----------
 NET ASSETS APPLICABLE TO 481,339 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ....................     $3,581,189
                                                                   ===========

 NET ASSET VALUE - DELAWARE OVERSEAS EQUITY FUND A CLASS
   ($2,285,367 / 291,979 SHARES)...............................          $7.83
                                                                         =====
 NET ASSET VALUE - DELAWARE OVERSEAS EQUITY FUND B CLASS
   ($1,017,700 / 149,835 SHARES)...............................          $6.79
                                                                         =====
 NET ASSET VALUE - DELAWARE OVERSEAS EQUITY FUND C CLASS
   ($209,174 / 30,697 SHARES)..................................          $6.81
                                                                         =====
 NET ASSET VALUE - DELAWARE OVERSEAS EQUITY FUND
   INSTITUTIONAL CLASS ($68,948 / 8,828 SHARES)................          $7.81
                                                                         =====

14 for international diversification




  DELAWARE OVERSEAS EQUITY FUND
  STATEMENT OF NET ASSETS (CONTINUED)
________________________________________________________________________________

  COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
  Common stock, $0.01 par value 70,000,000 shares
    authorized to the Fund with 20,000,000 shares
    allocated to the Delaware Overseas Equity Fund A
    Class, 20,000,000 shares allocated to the
    Delaware Overseas Equity Fund B Class, 15,000,000
    shares allocated to the Delaware Overseas Equity Fund C
    Class, and 15,000,000 shares allocated to the Delaware
    Overseas Equity Fund Institutional Class ...................    $3,595,677
**Undistributed net investment income ..........................        19,166
  Accumulated net realized gain on investments .................        58,378
  Net unrealized depreciation of investments and foreign currencies    (92,032)
                                                                   -----------
  Total net assets                                                  $3,581,189
                                                                   ===========
----------------------
 *Non-income producing security
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depository Receipt
GDR - Global Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE OVERSEAS EQUITY FUND
Net asset value A Class (A) ....................................         $7.83
Sales charge (5.75% of offering price or 6.13% of the amount
   invested per share) (B) .....................................          0.48
                                                                         -----
Offering price                                                           $8.31
                                                                         =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE GROUP ADVISER FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
________________________________________________________________________________
                                                         Delaware    Delaware
                                                           New       Overseas
                                                         Pacific      Equity
                                                           Fund        Fund
                                                 -------------------------------
INVESTMENT INCOME:
Dividends .........................................    $  141,342    $102,682
Interest ..........................................        50,120       5,937
Foreign tax withheld ..............................       (15,249)     (7,797)
                                                       ----------   ---------
                                                          176,213     100,822
                                                       ----------   ---------
EXPENSES:
Management fees ...................................       110,931      31,890
Distribution expense ..............................        69,820      19,651
Dividend disbursing and transfer agent fees
   and expenses ...................................        64,880      40,517
Registration fees .................................        53,961      46,914
Reports and statements to shareholders ............        37,851      36,794
Custodian fees ....................................        22,514      17,253
Accounting and administration .....................         4,760       1,108
Directors' fees ...................................         2,820       2,665
Taxes (other than taxes on income) ................         1,680       3,700
Other .............................................         4,636          22
                                                       ----------   ---------
                                                          373,853     200,514
Less expenses absorbed or waived by
   Delaware Management Company ....................       (82,264)   (124,622)
Less expenses paid indirectly .....................          (617)       (236)
                                                       ----------   ---------
Total expenses ....................................       290,972      75,656
                                                       ----------   ---------
Net investment income (loss) ......................      (114,759)     25,166
                                                       ----------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments .......................................     1,845,801      58,039
Foreign currencies ................................         2,735      (1,748)
                                                       ----------   ---------
Net realized gain .................................     1,848,536      56,291
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies ..........     4,330,161     376,432
                                                       ----------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCIES .............................     6,178,697     432,723
                                                       ----------   ---------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................    $6,063,938    $457,889
                                                       ==========   =========

                             See accompanying notes

15 for international diversification

DELAWARE GROUP ADVISER FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                            DELAWARE                          DELAWARE
                                                                       NEW PACIFIC FUND                OVERSEAS EQUITY FUND
                                                                  ----------------------------      ----------------------------
                                                                            YEAR ENDED                        YEAR ENDED
                                                                    10/31/99           10/31/98       10/31/99           10/31/98
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss) ..................................  $ (114,759)      $    (3,358)       $   25,166       $    36,615
Net realized gain (loss) on investments and foreign currencies    1,848,536        (6,395,951)           56,291           799,544
Net change in unrealized appreciation/depreciation of
  investments and foreign currencies ..........................   4,330,161         2,186,476           376,432        (1,701,170)
                                                                -----------       -----------        ----------       -----------
Net increase (decrease) in net assets resulting
  from operations .............................................   6,063,938        (4,212,833)          457,889          (865,011)
                                                                -----------        -----------        ----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ....................................................          --            (55,976)        (158,267)         (454,027)
   B Class ....................................................          --            (19,082)         (93,220)          (65,715)
   C Class ....................................................          --             (1,015)         (21,225)           (7,303)
   Institutional Class ........................................          --             (2,018)          (4,757)           (2,683)

Net realized gain on investments:
   A Class ....................................................          --                 --         (311,979)       (1,431,918)
   B Class ....................................................          --                 --         (199,549)         (207,294)
   C Class ....................................................          --                 --          (45,435)          (23,031)
   Institutional Class ........................................          --                 --           (9,052)           (8,463)
                                                                -----------        -----------        ----------      -----------
                                                                         --            (78,091)        (843,484)       (2,200,434)
                                                                -----------        -----------        ----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ....................................................   7,036,523          4,005,717           583,522          498,572
   B Class ....................................................   2,617,747          1,715,579           155,355          140,999
   C Class ....................................................   1,070,210            107,657           157,634          117,386
   Institutional Class ........................................   5,731,523            738,249           481,026           23,006
Net asset value of shares issued upon reinvestment of
   distributions from net investment income and net realized
   gain on investments:
   A Class ....................................................          --             55,567           464,682        1,867,982
   B Class ....................................................          --             18,639           284,170          264,050
   C Class ....................................................          --              1,013            46,619           29,819
   Institutional Class ........................................          --              2,018            13,809           11,146
                                                                -----------        -----------        ----------      -----------
                                                                 16,456,003          6,644,439         2,186,817        2,952,960
                                                                -----------        -----------        ----------      -----------
Cost of shares repurchased:
   A Class ....................................................  (4,807,802)        (2,239,821)         (610,554)      (8,677,065)
   B Class ....................................................    (815,140)          (938,555)         (429,624)        (219,839)
   C Class ....................................................    (303,950)           (49,819)         (136,429)         (76,715)
   Institutional Class ........................................  (5,000,686)          (710,048)         (480,947)         (14,376)
                                                                -----------        -----------        ----------      -----------
                                                                (10,927,578)        (3,938,243)       (1,657,554)      (8,987,995)
                                                                -----------        -----------        ----------      -----------
Increase (decrease) in net assets derived from capital
  share transactions ..........................................   5,528,425          2,706,196           529,263       (6,035,035)
                                                                -----------        -----------        ----------      -----------

Net increase (decrease) In net assets .........................  11,592,363         (1,584,728)          143,668       (9,100,480)

NET ASSETS:
Beginning of year .............................................   8,471,934         10,056,662         3,437,521       12,538,001
                                                                -----------        -----------        ----------      -----------
End of year ................................................... $20,064,297        $ 8,471,934        $3,581,189      $ 3,437,521
                                                                ===========        ===========        ==========      ===========

                             See accompanying notes

16 for international diversification

DELAWARE GROUP ADVISER FUNDS, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding through each year were as follows:

                                                                           DELAWARE NEW PACIFIC FUND A CLASS
                                                             ----------------------------------------------------------
                                                                                      YEAR ENDED
                                                             10/31/99(2)  10/31/98(2) 10/31/97(2)  10/31/96(3) 10/31/95
Net asset value, beginning of year ........................    $4.590      $7.320       $9.420      $8.710      $10.440

Income (loss) from investment operations:
   Net investment income (loss) ...........................    (0.039)      0.008       (0.010)     (0.050)      (0.050)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ...................................     2.709      (2.683)      (1.940)      0.769       (1.390)
                                                               ------      ------       ------      ------       ------
   Total from investment operations .......................     2.670      (2.675)      (1.950)      0.719       (1.440)
                                                               ------      ------       ------      ------       ------

Less dividends and distributions:
   Dividends from net
     investment income ....................................        --      (0.055)      (0.150)     (0.009)          --
   Distributions from net realized gain
     on investments .......................................        --          --           --          --       (0.290)
                                                               ------      ------       ------      ------       ------
   Total dividends and distributions ......................        --      (0.055)      (0.150)     (0.009)      (0.290)
                                                               ------      ------       ------      ------       ------
Net asset value, end of year                                   $7.260      $4.590       $7.320      $9.420       $8.710
                                                               ======      ======       ======      ======       ======

Total return(1) ...........................................     58.52%     (36.85%)     (21.15%)      8.26%      (13.99%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ........................................   $12,113      $5,887       $7,144     $11,752      $10,353
   Ratio of expenses to average
     net assets ...........................................      1.96%       1.90%        1.80%       1.82%        1.85%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly .........................      2.57%       3.23%        1.86%       2.77%        3.73%
   Ratio of net investment income (loss)
     to average net assets ................................     (0.65%)      0.15%       (0.08%)     (0.41%)      (0.60%)
   Ratio of net investment loss to average
     net assets prior to expense limitation
     and expenses paid indirectly .........................     (1.26%)     (1.18%)      (0.14%)     (1.36%)      (2.48%)
   Portfolio turnover rate ................................        90%        188%         178%        163%         163%

[RESTUBBED TABLE]

                                                                             DELAWARE NEW PACIFIC FUND B CLASS
                                                            -----------------------------------------------------------------
                                                                                        YEAR ENDED
                                                            10/31/99(2)   10/31/98(2)    10/31/97(2)   10/31/96(3)   10/31/95
Net asset value, beginning of year ....................      $4.660         $7.470         $9.680        $9.010       $10.860

Income (loss) from investment operations:
   Net investment income (loss) .......................      (0.081)        (0.031)        (0.080)       (0.050)       (0.100)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ...............................       2.741         (2.724)        (1.980)        0.730        (1.460)
                                                             ------         ------         ------        ------       -------
   Total from investment operations ...................       2.660         (2.755)        (2.060)        0.680        (1.560)
                                                             ------         ------         ------        ------       -------

Less dividends and distributions:
   Dividends from net
     investment income ................................          --         (0.055)        (0.150)       (0.010)           --
   Distributions from net realized gain
     on investments ...................................          --             --             --            --        (0.290)
                                                             ------         ------         ------        ------       -------
   Total dividends and distributions ..................          --         (0.055)        (0.150)       (0.010)       (0.290)
                                                             ------         ------         ------        ------       -------
Net asset value, end of year ..........................      $7.320         $4.660         $7.470        $9.680       $ 9.010
                                                             ======         ======         ======        ======       =======

Total return(1) .......................................       57.08%        (37.05%)       (21.72%)        7.54%       (14.56%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ....................................      $5,654         $2,236         $2,534          $562          $573
   Ratio of expenses to average
     net assets .......................................        2.66%          2.60%          2.50%         2.50%         2.50%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly .....................        3.27%          3.93%          2.56%         3.45%         4.38%
   Ratio of net investment income (loss)
     to average net assets ............................       (1.35%)        (0.55%)        (0.77%)       (1.09%)       (1.20%)
   Ratio of net investment loss to average
     net assets prior to expense limitation
     and expenses paid indirectly .....................       (1.96%)        (1.88%)        (0.83%)       (2.04%)       (3.08%)
   Portfolio turnover rate ............................          90%           188%           178%          163%          163%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes
                                            for international diversification 17

Selected data for each share of the Fund outstanding through each year were as follows:

                                                                   DELAWARE NEW PACIFIC FUND C CLASS
                                                  ------------------------------------------------------------------
                                                                             YEAR ENDED
                                                  10/31/99(2)   10/31/98(2)   10/31/97(2)    10/31/96(3)    10/31/95
Net asset value, beginning of year .............    $4.550      $7.320          $9.490         $8.830        $10.660

Income (loss) from investment operations:
   Net investment income (loss) ................    (0.082)     (0.029)         (0.080)        (0.050)        (0.080)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ........................     2.682      (2.686)         (1.940)         0.718         (1.460)
                                                    ------      ------          ------         ------         ------
   Total from investment operations ............     2.600      (2.715)         (2.020)         0.668         (1.540)
                                                    ------      ------          ------         ------         ------

Less dividends and distributions:
   Dividends from net
     investment income .........................        --      (0.055)         (0.150)        (0.008)            --
   Distributions from net realized gain
     on investments ............................        --          --              --             --         (0.290)
                                                    ------      ------          ------         ------         ------
   Total dividends and distributions ...........        --      (0.055)         (0.150)        (0.008)        (0.290)
                                                    ------      ------          ------         ------         ------
Net asset value, end of year ...................    $7.150      $4.550          $7.320         $9.490         $8.830
                                                    ======      ======          ======         ======         ======

Total return(1) ................................     57.14%     (37.18%)        (21.85%)         7.58%        (14.57%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .............................    $1,093        $130            $129            $44            $17
   Ratio of expenses to average
     net assets ................................      2.66%       2.60%           2.50%          2.50%          2.50%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly ..............      3.27%       3.93%           2.56%          3.45%          4.38%
   Ratio of net investment loss to
     average net assets ........................     (1.35%)     (0.55%)         (0.77%)        (1.09%)        (1.02%)
   Ratio of net investment loss to
     average net assets prior to
     expense limitation
     and expenses paid indirectly ..............     (1.96%)     (1.88%)         (0.83%)        (2.04%)        (2.90%)
   Portfolio turnover rate .....................        90%        188%            178%           163%           163%

[RESTUBBED TABLE]

                                                              DELAWARE NEW PACIFIC FUND INSTITUTIONAL CLASS
                                                 ------------------------------------------------------------------
                                                                              YEAR ENDED
                                                 10/31/99(2)   10/31/98(2)    10/31/97(2)   10/31/96(3)   10/31/95
Net asset value, beginning of year ............    $4.690        $7.440         $9.530        $8.770       $10.480

Income (loss) from investment operations:
   Net investment income (loss) ...............    (0.020)        0.024          0.020        (0.050)       (0.010)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies .......................     2.790        (2.719)        (1.960)        0.820        (1.410)
                                                   ------        ------         ------        ------       -------
   Total from investment operations ...........     2.770        (2.695)        (1.940)        0.770        (1.420)
                                                   ------        ------         ------        ------       -------

Less dividends and distributions:
   Dividends from net
     investment income ........................        --        (0.055)        (0.150)       (0.010)           --
   Distributions from net realized gain
     on investments ...........................        --            --             --            --        (0.290)
                                                   ------        ------         ------        ------       -------
   Total dividends and distributions ..........        --        (0.055)        (0.150)       (0.010)       (0.290)
                                                   ------        ------         ------        ------       -------
Net asset value, end of year ..................    $7.460        $4.690         $7.440        $9.530       $ 8.770
                                                   ======        ======         ======        ======       =======

Total return(1) ...............................     59.06%       (36.39%)       (20.79%)        8.77%       (13.65%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ............................    $1,204          $219           $250          $119           $62
   Ratio of expenses to average
     net assets ...............................      1.66%         1.60%          1.50%         1.50%         1.50%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly .............      2.27%         2.93%          1.56%         2.45%         3.38%
   Ratio of net investment loss to
     average net assets .......................     (0.35%)        0.45%          0.22%        (0.09%)       (0.16%)
   Ratio of net investment loss to
     average net assets prior to
     expense limitation
     and expenses paid indirectly .............     (0.96%)       (0.88%)         0.16%        (1.04%)       (2.04%)
   Portfolio turnover rate ....................        90%          188%           178%          163%          163%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

18 for international diversification

Selected data for each share of the Fund outstanding through each year were as follows:

                                                                   DELAWARE OVERSEAS EQUITY FUND A CLASS
                                                  ------------------------------------------------------------------
                                                                             YEAR ENDED
                                                  10/31/99(2)   10/31/98(2)   10/31/97(2)    10/31/96(3)    10/31/95
Net asset value, beginning of year .............    $8.950        $12.520      $12.390        $11.400       $11.000

Income (loss) from investment operations:
   Net investment income (loss) ................     0.075          0.091       (0.060)        (0.060)        0.010
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ........................     0.870         (1.501)       0.960          1.073         0.400
                                                   -------        -------      -------        -------       -------
   Total from investment operations ............     0.945         (1.410)       0.900          1.013         0.410
                                                   -------        -------      -------        -------       -------
Less dividends and distributions:
   Dividends from net
     investment income..........................    (0.695)        (0.520)      (0.440)        (0.023)       (0.010)
   Distributions from net realized gain
     on investments.............................    (1.370)        (1.640)      (0.330)          --            --
                                                   -------        -------      -------        -------       -------
   Total dividends and distributions ...........    (2.065)        (2.160)      (0.770)        (0.023)       (0.010)
                                                   -------        -------      -------        -------       -------
Net asset value, end of year ...................    $7.830         $8.950      $12.520        $12.390       $11.400
                                                   =======        =======      =======        =======       =======
Total return(1).................................     13.86%        (12.95%)       7.74%          8.90%         3.81%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted)..............................    $2,285         $2,034      $10,868        $14,886       $13,018
   Ratio of expenses to average
     net assets.................................      1.85%          1.83%        1.80%          1.82%         1.85%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly...............      5.31%          3.75%        N/A            2.60%         2.96%
   Ratio of net investment income (loss)
     to average net assets......................      0.95%          0.93%       (0.45%)        (0.51%)        0.00%
   Ratio of net investment loss to
     average net assets prior to
     expense limitation
     and expenses paid indirectly...............     (2.51%)        (0.99%)       N/A           (1.29%)       (1.11%)
   Portfolio turnover rate .....................         7%            87%          18%            21%            9%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

[RESTUBBED TABLE]

                                                                 DELAWARE OVERSEAS EQUITY FUND B CLASS
                                                 ------------------------------------------------------------------
                                                                              YEAR ENDED
                                                 10/31/99(2)   10/31/98(2)    10/31/97(2)   10/31/96(3)   10/31/95
Net asset value, beginning of year .............   $8.030       $11.540        $11.560       $10.710      $10.400

Income (loss) from investment operations:
   Net investment income (loss) ................    0.017         0.033         (0.140)       (0.060)      (0.020)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ........................    0.753        (1.383)         0.890         0.930        0.350
                                                  -------       -------        -------       -------      -------
   Total from investment operations ............    0.770        (1.350)         0.750         0.870        0.330
                                                  -------       -------        -------       -------      -------
Less dividends and distributions:
   Dividends from net
     investment income .........................   (0.640)       (0.520)        (0.440)       (0.020)      (0.020)
   Distributions from net realized gain
     on investments ............................   (1.370)       (1.640)        (0.330)         --           --
                                                  -------       -------        -------       -------      -------
   Total dividends and distributions ...........   (2.010)       (2.160)        (0.770)       (0.020)      (0.020)
                                                  -------       -------        -------       -------      -------
Net asset value, end of year ...................   $6.790        $8.030        $11.540       $11.560      $10.710
                                                  =======       =======        =======       =======      =======
Total return(1) ................................    12.98%       (13.66%)         6.95%         8.16%        3.19%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .............................   $1,018        $1,166         $1,450        $1,208       $1,183
   Ratio of expenses to average
     net assets ................................     2.55%         2.53%          2.50%         2.50%        2.50%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly ..............     6.01%         4.45%          N/A           3.28%        3.61%
   Ratio of net investment income (loss)
     to average net assets .....................     0.25%         0.23%         (1.16%)       (1.19%)      (0.57%)
   Ratio of net investment loss to
     average net assets prior to
     expense limitation
     and expenses paid indirectly ..............    (3.21%)       (1.69%)         N/A          (1.97%)      (1.68%)
   Portfolio turnover rate .....................        7%           87%            18%           21%           9%

                                            for international diversification 19

Selected data for each share of the Fund outstanding through each year were as follows:

                                                                 DELAWARE OVERSEAS EQUITY FUND C CLASS
                                                  ------------------------------------------------------------------
                                                                             YEAR ENDED
                                                  10/31/99(2)   10/31/98(2)   10/31/97(2)    10/31/96(3)    10/31/95
Net asset value, beginning of year .............    $8.040       $11.550       $11.580        $10.730       $10.430

Income (loss) from investment operations:
   Net investment income (loss) ................     0.017         0.033        (0.140)        (0.060)       (0.060)
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies ........................     0.763        (1.383)        0.880          0.930         0.390
                                                    ------       -------       -------        -------       -------
   Total from investment operations ............     0.780        (1.350)        0.740          0.870         0.330
                                                    ------       -------       -------        -------       -------
Less dividends and distributions:
   Dividends from net
     investment income .........................    (0.640)       (0.520)       (0.440)        (0.020)       (0.030)
   Distributions from net realized gain
     on investments ............................    (1.370)       (1.640)       (0.330)          --            --
                                                    ------       -------       -------        -------       -------
   Total dividends and distributions ...........    (2.010)       (2.160)       (0.770)        (0.020)       (0.030)
                                                    ------       -------       -------        -------       -------
Net asset value, end of year ...................    $6.810        $8.040       $11.550        $11.580       $10.730
                                                    ======       =======       =======        =======       =======
Total return(1) ................................     13.08%       (13.67%)        6.85%          8.15%         3.16%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .............................      $209          $179          $159           $112           $43
   Ratio of expenses to average
     net assets ................................      2.55%         2.53%         2.50%          2.50%         2.50%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly ..............      6.01%         4.45%         N/A            3.28%         3.61%
   Ratio of net investment income
     (loss) to average net assets ..............      0.25%         0.23%        (1.16%)        (1.19%)       (0.62%)
   Ratio of net investment loss to
     average net assets prior to
     expense limitation
     and expenses paid indirectly ..............     (3.21%)       (1.69%)        N/A           (1.97%)       (1.73%)
   Portfolio turnover rate .....................         7%           87%           18%            21%            9%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

                             See accompanying notes

[RESTUBBED TABLE]

                                                             DELAWARE OVERSEAS EQUITY FUND INSTITUTIONAL CLASS
                                                 ------------------------------------------------------------------
                                                                              YEAR ENDED
                                                 10/31/99(2)   10/31/98(2)    10/31/97(2)   10/31/96(3)   10/31/95
Net asset value, beginning of year                 $8.930      $12.480         $12.320       $11.440      $11.020

Income (loss) from investment operations:
   Net investment income (loss)                     0.098        0.123          (0.020)       (0.060)       0.040
   Net realized and unrealized gain
     (loss) on investments and
     foreign currencies                             0.872       (1.513)          0.950         0.963        0.410
                                                   ------      -------         -------       -------      -------
   Total from investment operations                 0.970       (1.390)          0.930         0.903        0.450
                                                   ------      -------         -------       -------      -------
Less dividends and distributions:
   Dividends from net
     investment income                             (0.720)      (0.520)         (0.440)       (0.023)      (0.030)
   Distributions from net realized gain
     on investments                                (1.370)      (1.640)         (0.330)         --           --
                                                   ------      -------         -------       -------      -------
   Total dividends and distributions               (2.090)      (2.160)         (0.770)       (0.023)      (0.030)
                                                   ------      -------         -------       -------      -------
Net asset value, end of year                       $7.810       $8.930         $12.480       $12.320      $11.440
                                                   ======      =======         =======       =======      =======

Total return(1)                                     14.30%      (12.82%)          8.04%         7.91%        4.22%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted)                                    $69          $59             $60          $284         $161
   Ratio of expenses to average
     net assets                                      1.55%        1.53%           1.50%         1.50%        1.50%
   Ratio of expenses to average net
     assets prior to expense limitation
     and expenses paid indirectly                    5.01%        3.45%            N/A          2.28%        2.61%
   Ratio of net investment income
     (loss) to average net assets                    1.25%        1.23%          (0.15%)       (0.19%)       0.40%
   Ratio of net investment loss to
     average net assets prior to
     expense limitation
     and expenses paid indirectly                   (2.21%)      (0.69%)           N/A         (0.97%)      (0.71%)
   Portfolio turnover rate                              7%          87%             18%           21%           9%

20 for international diversification

DELAWARE GROUP ADVISER FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------
Delaware Group Adviser Funds, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. The Company currently issues three separate series of shares: the Delaware U.S. Growth Fund, the Delaware New Pacific Fund and the Delaware Overseas Equity Fund. These financial statements and related notes pertain to the Delaware New Pacific Fund ("New Pacific Fund") and the Delaware Overseas Equity Fund ("Overseas Equity Fund") (individually a "Fund" and collectively the "Funds"). Each Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The New Pacific Fund seeks long-term capital appreciation by investing in Pacific Basin countries.

The Overseas Equity Fund seeks to maximize total return by investing in an internationally diversified mix of stocks.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not

--------------------------------------------------------------------------------
practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Funds report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Funds declare and pay dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $309 for the New Pacific Fund and $83 for the Overseas Equity Fund for the year ended October 31, 1999. In addition, the Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. These credits were $308 for the New Pacific Fund and $153 for the Overseas Equity Fund for the year ended October 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999, in accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company, Inc. ("DMC"), the Investment Manager of each Fund, an annual fee based upon each Fund's average daily net assets at the following annual rates:

                                                   NEW PACIFIC  OVERSEAS EQUITY
                                                      FUND          FUND
                                               --------------  --------------
On the first $500 million ..................          0.85%         0.85%
On the next $500 million ...................          0.80%         0.80%
On the next $1.5 billion ...................          0.75%         0.75%
In excess of $2.5 billion ..................          0.70%         0.70%

Prior to April 1, 1999, DMC was paid a monthly fee based upon each Fund's average daily net assets at the following rates:

                                                   NEW PACIFIC  OVERSEAS EQUITY
                                                      FUND          FUND
                                                 -------------- --------------
Management fee as a percentage of
   average daily net assets (per annum) ....          0.80%         1.00%
                                            for international diversification 21

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (Continued)
DMC has entered into sub-advisory agreements with AIB Govett, Inc., with respect to the management of the New Pacific Fund, and with Delaware International Advisers Limited, an affiliate of DMC, with respect to the management of the Overseas Equity Fund. The sub-advisers receive sub-advisory fees from the Investment Manager for their services calculated in accordance with the schedule set forth below. The Funds do not pay any fees to the sub-advisers.

                                                   NEW PACIFIC  OVERSEAS EQUITY
                                                      FUND          FUND
                                                 -------------- --------------
Sub-advisory fee as a percentage of
   average daily net assets paid to
   DMC by the Fund (per annum)                        0.50%         0.80%

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of distribution fees, taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.70% for each class of the New Pacific Fund and 1.55% for each class of the Overseas Equity Fund, of the average daily net assets of each Fund through October 31, 1999.

Effective November 1, 1999, the expense limitations will change to 2.00% and 1.70% for the New Pacific Fund and the Overseas Equity Fund, respectively, and will expire April 30, 2000.

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On October 31, 1999, the Funds had payables to DSC as follows:

              NEW PACIFIC                        OVERSEAS EQUITY
                 FUND                                 FUND
            --------------                      -----------------
               $5,440                                $3,332

Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At October 31, 1999, the Funds had liabilities for such fees and other expenses payable to DDLP as follows:

              NEW PACIFIC                        OVERSEAS EQUITY
                 FUND                                 FUND
            --------------                      -----------------
               $20,904                              $14,661

For the year ended October 31, 1999, DDLP earned commissions on sales of the Fund A Class shares as follows:

              NEW PACIFIC                        OVERSEAS EQUITY
                 FUND                                 FUND
            --------------                      -----------------
               $49,254                               $7,203

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended October 31, 1999, each Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                       PURCHASES      SALES
                                                      -----------   -----------
New Pacific Fund ..............................       $16,099,536   $11,320,081
Overseas Equity Fund ..........................          $233,780      $452,954

At October 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes are as follows:

                                                   NEW PACIFIC  OVERSEAS EQUITY
                                                      FUND          FUND
                                                 -------------- --------------
Cost of investments ...........................    $15,264,200     $3,597,433
                                                   ===========     ==========
Aggregated unrealized appreciation ............    $ 4,899,630     $  538,094
Aggregated unrealized depreciation ............       (770,596)      (630,749)
                                                   -----------     ----------
Net unrealized appreciation (depreciation) ....    $ 4,129,034     $  (92,655)
                                                   ===========     ==========

For federal income tax purposes, the New Pacific Fund had a capital loss carryforward at October 31, 1999 of $5,247,362 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2006.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                           NEW PACIFIC FUND
                                                      --------------------------
                                                              YEAR ENDED
                                                        10/31/99     10/31/98
Shares sold:
   A Class ........................................     1,124,218     703,209
   B Class ........................................       424,919     303,076
   C Class ........................................       175,563      19,220
   Institutional Class ............................       876,299     130,843

Shares issued upon reinvestment of distributions
   from net investment income:
   A Class ........................................            --       8,030
   B Class ........................................            --       2,640
   C Class ........................................            --         146
   Institutional Class ............................            --         286
                                                      -----------   ---------
                                                        2,600,999   1,167,450
                                                      -----------   ---------

Shares repurchased:
   A Class ........................................      (739,315)   (403,742)
   B Class ........................................      (132,812)   (165,007)
   C Class ........................................       (51,268)     (8,431)
   Institutional Class ............................      (761,571)   (118,089)
                                                      -----------   ---------
                                                       (1,684,966)   (695,269)

Net Increase ......................................       916,033     472,181
                                                      ===========   =========

22 for international diversification
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Capital Stock (Continued)
Transactions in capital stock shares were as follows:

                                                        OVERSEAS EQUITY FUND
                                                      --------------------------
                                                              YEAR ENDED
                                                          10/31/99    10/31/98
Shares sold:
   A Class                                                 75,438      49,042
   B Class                                                 22,753      15,653
   C Class                                                 20,523      13,815
   Institutional Class                                     60,595       2,121
                                                         --------    --------

Shares issued upon reinvestment of distributions from net investment income and net realized gains on investments:
   A Class                                                 67,837     188,305
   B Class                                                 47,520      29,437
   C Class                                                  7,770       3,317
   Institutional Class                                      2,028       1,127
                                                         --------    --------
                                                          304,464     302,817
                                                         --------    --------

Shares repurchased:
   A Class                                                (78,698)   (878,340)
   B Class                                                (65,654)    (25,581)
   C Class                                                (19,816)     (8,711)
   Institutional Class                                    (60,389)     (1,464)
                                                         --------    --------
                                                         (224,557)   (914,096)
                                                         --------    --------

Net Increase (Decrease)                                    79,907    (611,279)
                                                         ========    ========

5. Foreign Exchange Contracts
The New Pacific and Overseas Equity Funds will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Funds had no forward foreign currency contract outstanding at October 31, 1999.

6. Credit and Market Risk
Some countries in which the New Pacific and Overseas Equity Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the New Pacific Fund and the Overseas Equity Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

7. Lines of Credit
The committed lines of credit are $600,000 and $100,000 for the New Pacific Fund and Overseas Equity Fund, respectively. No amounts were outstanding at October 31, 1999, or at any time during the fiscal year.

8. Tax Information (unaudited)
The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of the information.

For the fiscal year ended October 31, 1999, the Overseas Equity Fund designated as long-term capital gains and ordinary income distributions paid during the year as follows:

                               (A)               (B)                (C)
                            LONG-TERM
                          CAPITAL GAINS       ORDINARY            TOTAL
                          DISTRIBUTIONS        INCOME          DISTRIBUTIONS
FUND                       (TAX BASIS)      DISTRIBUTIONS       (TAX BASIS)
-----------              -------------     -------------      -------------
Overseas
Equity Fund                   67%                33%               100%

Items (A) and (B) are based on a percentage of the Fund's total distributions.

                                            for international diversification 23

DELAWARE GROUP ADVISER FUNDS, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP ADVISER FUNDS, INC. - DELAWARE NEW PACIFIC FUND
DELAWARE GROUP ADVISER FUNDS, INC. - DELAWARE OVERSEAS EQUITY FUND

We have audited the accompanying statements of net assets of Delaware New Pacific Fund and Delaware Overseas Equity Fund (the "Funds") as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1995 and 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP
                                                   --------------------------
                                                       Ernst & Young LLP

Philadelphia, Pennsylvania
December 3, 1999

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL                           FOR CURRENT INCOME
Delaware Select Growth Fund                     Delaware Delchester Fund
Delaware Trend Fund                             Delaware High-Yield Opportunities Fund
Delaware DelCap Fund                            Delaware Strategic Income Fund
Delaware Small Cap Value Fund                   Delaware Corporate Bond Fund
Delaware U.S. Growth Fund                       Delaware Extended Duration Bond Fund
Delaware Growth Stock Fund                      Delaware American Government Bond Fund
Delaware Tax-Efficient Equity Fund              Delaware U.S. Government Securities Fund
Delaware Social Awareness Fund                  Delaware Limited-Term Government Fund

FOR TOTAL RETURN                                FOR TAX-EXEMPT INCOME
Delaware Blue Chip Fund                         Delaware National High-Yield Municipal Bond Fund
Delaware Devon Fund                             Delaware Tax-Free USA Fund
Delaware Growth and Income Fund                 Delaware Tax-Free Insured Fund
Delaware Decatur Equity Income Fund             Delaware Tax-Free USA Intermediate Fund
Delaware REIT Fund                              Delaware State Tax-Free Funds*
Delaware Balanced Fund
                                                MONEY MARKET FUNDS
FOR INTERNATIONAL DIVERSIFICATION               Delaware Cash Reserve
Delaware Emerging Markets Fund                  Delaware Tax-Free Money Fund
Delaware New Pacific Fund
Delaware Overseas Equity Fund                   ASSET ALLOCATION FUNDS
Delaware International Equity Fund              Delaware Foundation Funds
Delaware Global Equity Fund                        Growth Portfolio
Delaware Global Bond Fund                          Balanced Portfolio
                                                   Income Portfolio

*Available for the following states: Arizona, California, Colorado, Florida,
 Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[Photo of Computer Keyboard]

THIS ANNUAL REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF DELAWARE NEW PACIFIC FUND and Delaware Overseas Equity Fund, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware New Pacific Fund and Delaware Overseas Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors                                Affiliated Officers
WAYNE A. STORK                                    RICHARD J. FLANNERY
Chairman                                          Executive Vice President and General Counsel
Delaware Investments Family of Funds              Delaware Investments Family of Funds
Philadelphia, PA                                  Philadelphia, PA

WALTER P. BABICH                                  BRUCE D. BARTON
Board Chairman, Citadel Constructors, Inc.        President and Chief Executive Officer
King of Prussia, PA                               Delaware Distributors, L.P.
                                                  Philadelphia, PA
DAVID K. DOWNES
President and Chief Executive Officer             ERIC E. MILLER
Delaware Investments Family of Funds              Senior Vice President, Secretary
Philadelphia, PA                                  and Deputy General Counsel
                                                  Delaware Investments Family of Funds
JOHN H. DURHAM                                    Philadelphia, PA
Private Investor
Horsham, PA                                       [Graphic Omitted]

ANTHONY D. KNERR                                  [Photo of Globes]
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Former Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer                       directors
3M Corporation                                    & officers
St. Paul, Minnesota
--------------------------------------------------------------------------------
INVESTMENT MANAGER                                SHAREHOLDER SERVICING,
Delaware Management Company                       DIVIDEND DISBURSING
Philadelphia, Pennsylvania                        AND TRANSFER AGENT
                                                  Delaware Service Company, Inc.
NATIONAL DISTRIBUTOR                              Philadelphia, Pennsylvania
Delaware Distributors, L.P.
Philadelphia, Pennsylvania                        1818 Market Street
                                                  Philadelphia, PA 19103-3682
SUBADVISERS
Delaware International Advisers Ltd.
London, England

AIB Govett, Inc.
San Francisco, CA and London, England

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Overseas Equity Fund and Delaware New Pacific Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders                              [Graphic Omitted]
1.800.523.1918
                                              [Photo of Globes]
For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

(2347)
AR-109[10/99] PPL12/99